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                                                                   EXHIBIT 10.44

[INNERDYNE, INC. LETTERHEAD]


                                 April 2, 1999


VIA FACSIMILE
VIA REGISTERED MAIL

Dabb & Company, Inc.
Attn: Mr. Steven Dabb
9350 South 300 West
Sandy, UT 84070

          RE: EXTENSION OF LEASE FOR PROPERTY LOCATED AT 5060 WEST AMELIA EARHART DRIVE, SALT LAKE CITY, UTAH (THE "PREMISES")

Dear Mr. Steven Dabb:

     This letter constitutes InnerDyne, Inc.'s written exercise of the right to extend the term of the Lease for the above referenced Premises. Pursuant to paragraph h of the Extension of Lease dated July 11, 1994, between BSL Associates, as Lessor and InnerDyne, Inc., as Lessee, (the "Lease") Lessee has the option to extend the Lease for five years at a rental to be negotiated upon giving prior written notice thereof to Lessor. Pursuant to the letter from you to Mr. Mike Sandidge of InnerDyne, dated February 18, 1999, a copy of which is attached, Lessor has waived the 180 day prior notice requirement contemplated by paragraph h of the Lease. InnerDyne also confirms hereby in writing that Lessee has satisfactorily performed all terms and conditions of the Lease. InnerDyne further hereby agrees to the per square foot rental rates for the extension term as set forth in the attached letter to Mike Sandidge dated February 2, 1999.

     Please have the new lease extension prepared at your earliest convenience. We understand that the new term will commence September 1, 1999 and end August 31, 2004.

     Thank you very much.


                                             Very truly yours,

                                             INNERDYNE, INC.

                                             /s/ JIM BARNES
                                             --------------------------------
                                             Jim Barnes
                                             Vice President, Operations
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                              DABB & CO., INC.
                             9330 SOUTH 300 WEST
                              SANDY, UTAH 84070
                               1-801-561-8209
                             FAX 1-801-566-7792


Innerdyne, Inc.                                                         02/18/99
Attn: Mike Sandidge
5060 W. Amelia Earhart Drive


Dear Mike,

 I am writing to you for two reasons.

1. To let you know that I am waiving the 180-day notice that is required on your end for renewal of the lease.

2. I am about to actively try to sell both pieces of property for $1.6 mil cash. Since you have first right of refusal, I am notifying you in advance of this decision.

 If interested, please contact me.

                                        Sincerely,

                                        /s/ STEVEN DABB

                                        Steven Dabb

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                              DABB & CO., INC.
                             9330 SOUTH 300 WEST
                              SANDY, UTAH 84070
                               1-801-561-8209
                             FAX 1-801-566-7792

                                                                February 2, 1999

Dear Mike,

        I thought I would write you a paragraph showing what I feel is acceptable to us regarding the lease extension for the next five years. Please review and call me with any questions.

o  Current Rate                         $.48 sq.ft.

o  Rate adjustment this August          $.52

o  2nd year                             $.54 1/2

o  3rd year                             $.57

o  4th year                             $.60

o  5th year                             $.63


                                                Sincerely,

                                                /s/ STEVEN DABB

                                                Steven Dabb